                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                           FERRELLGAS PARTNERS, L.P.
                       FERRELLGAS PARTNERS FINANCE CORP.

  As set forth in the Prospectus dated August   , 1996 (the "Prospectus") of
Ferrellgas Partners, L.P., a Delaware limited partnership ("Ferrellgas"), and Ferrellgas Partners Finance Corp., a Delaware corporation ("Finance Corp." and, together with Ferrellgas, the "Issuers") under the caption "The Exchange Offer-Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Exchange Offer made by the Issuers in the Prospectus and in the accompanying Letter of Transmittal if (i) certificates for the outstanding Private Notes are not immediately available, (ii) certificates for the outstanding Private Notes, the Letter of Transmittal or other required documents cannot be delivered to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by registered or certified mail, overnight delivery, hand delivery or facsimile transmission to the Exchange Agent as set forth below. See "The Exchange Offer-Procedures for Tendering" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. All capitalized terms used but not defined herein are defined in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                      American Bank National Association

     By Registered or Certified Mail, Overnight Courier or Hand Delivery:

                      American Bank National Association
                        101 East 5th Street, 9th Floor
                           St. Paul, Minnesota 55101
                     Attention: Corporate Trust Department

                                 By Facsimile:
                                (612) 229-6415

                             Confirm by Telephone:
                                (612) 229-2600

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." By so tendering, the undersigned hereby makes, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter of Transmittal.


- --------------------------------       -----------------------------------------------------------
 Principal Amount Tendered:             If Private Notes will be tendered by book-entry transfer to the Book-Entry Transfer Facility, provide name of
 $______________________________        tendering institution and account number.

 Registration Nos. (if available):      Name of Tendering Institution:

 _______________________________        _______________________________________________________

                                        Account Number:
 Total Principal Amount Represented
 by Private Note Certificate(s):

 $______________________________         ________________________________________________________
- ----------------------------------      ----------------------------------------------------------



- --------------------------------------------------------------------------------

                               PLEASE SIGN HERE

X____________________________________________     ________________________

X____________________________________________     ________________________
  Signature(s) of Registered Holder(s) or                 Date
   Authorized Signatory

Area Code and Telephone Number:________________________________

  Must be signed by the registered Holder(s) of Private Notes exactly as their name(s) appear(s) on certificates for Private Notes or on a security position listing, or by person(s) authorized to become registered Holders(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must provide the following information:

                     Please print name(s) and address(es)

Name(s):      _______________________________________________________________

              _______________________________________________________________

              _______________________________________________________________

              _______________________________________________________________

Capacity:     _______________________________________________________________

Address(es):  _______________________________________________________________

              _______________________________________________________________

              _______________________________________________________________

- --------------------------------------------------------------------------------

                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934 that is a member of one of the following recognized Signature Guarantee Programs: (i) The Securities Transfer Agents Medallion Program, (ii) The New York Stock Exchange Medallion Signature Program, or (iii) The Stock Exchange Signature Program, hereby guarantees that certificates for the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer", together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be delivered to the Exchange Agent at the address set forth above, no later than 5:00 p.m., New York City time, five New York Stock Exchange trading days after the Expiration Date.


____________________________________        ___________________________________
          Name of Firm                             Authorized Signature


____________________________________        ___________________________________
             Address                                      Title


____________________________________        ___________________________________
                            Zip Code               (Please Type or Print)


Area Code and Telephone No. ________        Date: _____________________________



================================================================================

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

================================================================================



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